SCHEDULE 14A
                                (RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[X] Preliminary proxy statement
[ ] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       SIT DEVELOPING MARKETS GROWTH FUND
                           SIT SMALL CAP GROWTH FUND
                         SIT INTERNATIONAL GROWTH FUND
                             SIT GROWTH FUND, INC.
                         SIT GROWTH & INCOME FUND, INC.
                               SIT BALANCED FUND
                                 SIT BOND FUND
                       SIT MINNESOTA TAX-FREE INCOME FUND
                            SIT TAX-FREE INCOME FUND
                   SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                          SIT MONEY MARKET FUND, INC.

               (Name of Registrant as Specified in Its Charter)
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to exchange Act Rule 0-11:1

(4) Proposed maximum aggregate value of transaction:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

1 Set forth the amount on which the filing fee is calculated and state how it was determined.


                       SIT DEVELOPING MARKETS GROWTH FUND
                           SIT SMALL CAP GROWTH FUND
                         SIT INTERNATIONAL GROWTH FUND
                             SIT GROWTH FUND, INC.
                         SIT GROWTH & INCOME FUND, INC.
                               SIT BALANCED FUND
                                 SIT BOND FUND
                       SIT MINNESOTA TAX-FREE INCOME FUND
                            SIT TAX-FREE INCOME FUND
                   SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                          SIT MONEY MARKET FUND, INC.

                              4600 Norwest Center
                          Minneapolis, Minnesota 55402


                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 24, 1995



                                August 31, 1995


Dear Shareholders:

     Notice is hereby given that the joint annual meeting of the shareholders of SIT Developing Markets Growth Fund ("Developing Markets Fund"), SIT Small Cap Growth Fund ("Small Cap Fund"), SIT International Growth Fund ("International Fund"), SIT Growth Fund, Inc. ("Growth Fund"), SIT Growth & Income Fund, Inc. ("Growth & Income Fund"), SIT Balanced Fund ("Balanced Fund"), (collectively the "Stock" Funds), SIT Bond Fund ("Bond Fund"), SIT Minnesota Tax-Free Income Fund ("Minnesota Fund"), SIT Tax-Free Income Fund ("Tax-Free Income Fund"), U.S. Government Securities Fund ("U.S. Government Fund"), and SIT Money Market Fund, Inc. ("Money Market Fund") (collectively the "Bond" Funds), (the Stock and Bond Funds, collectively, the "Funds"), will be held at 11:30 a.m. (Minneapolis time) on Tuesday, October 24, 1995 at the Edina Country Club, 5100 Wooddale Avenue, Edina, Minnesota, for the following purposes:

     1. Approve or disapprove an amendment to each Fund's fundamental investment policies to allow each Fund to make loans of Fund securities;

     2.   To re-elect the Board of Directors for each Fund;

     3. To ratify or reject the Board's selection of KPMG Peat Marwick LLP to serve as each Fund's independent auditors for the fiscal years ending March 31, 1996 or June 30, 1996;

     4. To transact such other business as may properly come before the meeting.


     Shareholders of record on August 28, 1995 are the only persons entitled to notice of and to vote at the meeting. We hope you can attend. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY MATERIAL. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the accompanying Proxy Statement.

                                 By Order of the Board of Directors,

                                 Eugene C. Sit
                                 Chairman


                                PROXY STATEMENT

                       SIT DEVELOPING MARKETS GROWTH FUND
                           SIT SMALL CAP GROWTH FUND
                         SIT INTERNATIONAL GROWTH FUND
                             SIT GROWTH FUND, INC.
                         SIT GROWTH & INCOME FUND, INC.
                               SIT BALANCED FUND
                                 SIT BOND FUND
                       SIT MINNESOTA TAX-FREE INCOME FUND
                            SIT TAX-FREE INCOME FUND
                   SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                          SIT MONEY MARKET FUND, INC.
                              4600 Norwest Center
                          Minneapolis, Minnesota 55402

            JOINT ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 24, 1995

     The enclosed Proxy is solicited by the Boards of Directors of SIT Developing Markets Growth Fund ("Developing Markets Fund"), SIT Small Cap Growth Fund ("Small Cap Fund"), SIT International Growth Fund ("International Fund"), SIT Growth Fund, Inc. ("Growth Fund"), SIT Growth & Income Fund, Inc. ("Growth & Income Fund"), SIT Balanced Fund ("Balanced Fund"), (collectively the "Stock" Funds), SIT Bond Fund ("Bond Fund"), SIT Minnesota Tax-Free Income Fund ("Minnesota Fund"), SIT Tax-Free Income Fund ("Tax-Free Income Fund"), SIT U.S. Government Securities Fund, Inc. ("U.S. Government Fund"), and SIT Money Market Fund ("Money Market Fund") (collectively the "Bond" Funds) (the Stock and Bond Funds, collectively, the "Funds"), in connection with the joint annual meeting of shareholders of the Funds to be held at 11:30 a.m. (Minneapolis time) on Tuesday, October 24, 1995 at the Edina Country Club, 5100 Wooddale Avenue, Edina, Minnesota, and at any adjournments thereof. The cost of solicitation, including the cost of preparing and mailing the Notice of the Joint Annual Meeting of Shareholders and this Proxy Statement, will be paid by the Funds, and such mailing will take place on approximately September 6, 1995. Representatives of the Funds may, without cost to the Funds, solicit Proxies for the management of the Funds by means of mail, telephone or personal calls.

     A Proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the applicable Fund, or at the meeting, prior to voting. Unless revoked, properly executed Proxies will be voted as indicated in this Proxy Statement. In instances where choices are specified by the shareholders in properly executed Proxies, these Proxies will be voted or the vote will be withheld in accordance with each shareholder's choice. In instances where no choices are specified by the shareholder in properly executed Proxies, those Proxies will be voted "for" each item for which no choice is specified in accordance with the recommendations of the Funds' Boards of Directors. Should any other matters properly come before the meeting, it is the intention of the proxies named in the enclosed Proxy to act upon such matters according to their best judgment.

     Each shareholder is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder of any Fund to cumulative voting or appraisal rights. In the event that sufficient Proxy votes in favor of the proposals set forth in the Notice of Joint Annual Meeting of Shareholders are not received by October 24, 1995, the persons named as proxies may propose one or more adjournments of the meeting with respect to one or more of the Funds to permit further solicitation of Proxies. With respect to any Fund, an adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the meeting. The persons named as proxies will vote in favor of such adjournments with respect to any of said proposals if the proxies are instructed, by more than a majority of the shares represented in person or by proxy, to vote "for" the proposal(s) for which the adjournment is being proposed. The persons named as proxies will vote against such adjournment if they are instructed (by a majority of the shares represented in person or by proxy) to vote "against" the proposal(s) for which the adjournment is being proposed.

     An "abstention" on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will be counted as a vote "against" such proposal. Under the rules of the New York Stock Exchange, each of Proposals 1, 2 and 3 is considered a "discretionary" proposal, which means that brokers who hold Fund shares in street name for customers are authorized to vote on such proposals on behalf of their customers with or without specific voting instructions from such customers.

     Only shareholders of record on August 28, 1995 may vote at the meeting or any adjournment thereof. As of that date, the Funds had the following number of issued and outstanding common shares, the only class of securities of each Fund:

Developing Markets Fund        515,731     Bond Fund                    543,400
Small Cap Fund               1,272,263     Minnesota Fund             5,130,431
International Fund           4,329,390     Tax-Free Income Fund      26,634,663
Growth Fund                 24,909,097     U.S. Government Fund       4,163,364
Growth & Income Fund         1,435,394     Money Market Fund         24,351,560
Balanced Fund                  250,323

                                SHARE OWNERSHIP

     Except as set forth below, no person or entity, to the knowledge of Fund management, beneficially owned more than 5% of the outstanding shares of any Fund as of August 28, 1995. The following table sets forth certain share ownership information (including the number of shares owned and the percentage of total outstanding shares of the Funds such shares represented) with respect to directors of the Funds, all officers and directors as a group, and persons and entities known by the Funds to beneficially own more than 5% of any of the Fund's outstanding shares as of August 28, 1995:

                                                           NUMBER OF SHARES BENEFICIALLY OWNED
                               DEVELOPING        SMALL                                             GROWTH &
                                MARKETS           CAP        INTERNATIONAL         GROWTH           INCOME           BALANCED
BENEFICIAL OWNERS                FUND             FUND            FUND              FUND             FUND              FUND
Directors                      #       %        #       %       #       %         #       %        #       %         #       %
   Eugene C. Sit             41,146   7.98   180,974  14.23  183,812   4.25    597,512   2.40    40,561   2.83     1,035     (a)
   William E. Frenzel         1,047     (a)   10,267     (a)  13,926     (a)    60,303     (a)        0    n/a         0    n/a
   John E. Hulse                  0    n/a         0    n/a        0    n/a          0    n/a         0    n/a         0    n/a
   Sidney L. Jones                0    n/a         0    n/a    2,055     (a)     6,860     (a)        0    n/a         0    n/a
   Peter L. Mitchelson            0    n/a     8,606     (a)   6,221     (a)    13,075     (a)    2,362    (a)         0    n/a
   Donald W. Phillips             0    n/a         0    n/a    9,856     (a)    14,292     (a)        0    n/a         0    n/a
All Officers/Directors       61,325  11.89   241,776  19.00  254,707   5.88    785,282   3.15    47,463   3.31     1,035     (a)
Sit Investment              133,638  25.91   168,000  13.21  521,665  12.05    594,600   2.39   109,767   7.65   121,407  48.50
  Associates Inc. &
  affiliates (various accounts)

     (a)  Less than 1%

(CONTINUED)

                                                           NUMBER OF SHARES BENEFICIALLY OWNED
                               DEVELOPING        SMALL                                             GROWTH &
                                MARKETS           CAP        INTERNATIONAL         GROWTH           INCOME           BALANCED
BENEFICIAL OWNERS                FUND             FUND            FUND              FUND             FUND              FUND
                               #       %        #       %       #       %         #       %        #       %         #       %

Other 5%  Shareholders:

The Northern Trust Co.,                                                      2,141,401   8.60
Trustee, Airtouch
Communications Ret Plan,
P O Box 92956, Chicago, IL

The Danforth Foundation                                                                         104,474   7.28
c/o Melvin C. Bahle, Treas.
231 So. Bemiston Ave., #1080
St. Louis, MO

Dennis W. Gartner, Trustee,                                                                                       32,501  12.98
Electric Component Sales, Inc.
Profit Sharing Plan & Trust
4974 Lincoln Dr., Mpls., MN

Richard & Marlys Lunch,                                                                                           18,776   7.50
Trustees, El-Tronic Precision,
Inc. Profit Sharing and
401k Plan, 7345 NE Baker St.
Fridley, MN

Robert Vokes &                                                                                                    17,605   7.03
Kraig Lungstrom, Trustees
Northstar Matrix Services
401(k) Plan, 7101 31st Ave. N.
Mpls., MN

James Olson, Trustee, Cote                                                                                        15,001   5.99
Family Corporation Salary
Savings Plan, 110 S. Woodward
Nisswa, MN




                                                                NUMBER OF SHARES BENEFICIALLY OWNED

                                                                             TAX-FREE           U.S.               MONEY
                                             BOND           MINNESOTA         INCOME         GOVERNMENT           MARKET
                                             FUND             FUND             FUND             FUND               FUND
DIRECTORS                                 #       %        #        %        #      %         #      %          #       %
   Eugene C. Sit                        1,099     (a)   56,796    1.11    541,661  2.03    17,875    (a)     29,897     (a)
   Michael C. Brilley                       0    n/a     3,081      (a)         0   n/a        45    (a)      1,532     (a)
   William E. Frenzel                       0    n/a         0     n/a     65,616    (a)        0   n/a           0    n/a
   John E. Hulse                            0    n/a         0     n/a          0   n/a         0   n/a           0    n/a
   Sidney L. Jones                          0    n/a         0     n/a      2,156    (a)        0   n/a           0    n/a
   Peter L. Mitchelson                      0    n/a    85,196    1.66     29,254    (a)        0   n/a           0    n/a
   Donald W. Phillips                       0    n/a         0     n/a          0   n/a         0   n/a           0    n/a
All Officers/Directors                  1,099     (a)  154,434    3.01    693,421  2.60    28,249    (a)     53,429     (a)
Sit Investment Associates, Inc. &     127,442  23.45   116,617    2.27    657,311  2.47   354,667  8.52   5,985,027  24.58
   affiliates (various accounts)

Other 5% Shareholders:

Charles Schwab & Company Inc.,                                                            380,537  9.14
Special Custody Acct for Benefit
Cust, 101 Montgomery Street,
San Francisco, CA

Hazelden Foundation II,  MS 0047                                                          220,176  5.29
733 Marquette Ave., Mpls., MN

W. John Driscoll, 332 Minnesota Street                 317,978    6.20
Ste. 2100, St. Paul, MN

Victor C. Wallestad Foundation        255,296  46.98
PO Box 1450, NW 8477, Mpls., MN

S. Walter Richey, 900 2nd Ave. South   69,898  12.86
Ste. 1600, Mpls., MN

     (a)  Less than 1%



                          ANNUAL REPORTS OF THE FUNDS

     The combined Annual Report of the Bond Funds, containing financial statements for the fiscal year ended March 31, 1995 was mailed to shareholders of the Bond Funds on approximately May 27, 1995. The combined Annual Report of the Stock Funds, containing financial statements for the fiscal year ended June 30, 1995 was mailed to shareholders of the Stock Funds on approximately August 28, 1995. If you have not received a report for your Fund or would like to receive another copy, please contact the Funds at 800-332-5580 or 612-334-5888 and one will be sent, without charge, by first class mail, within three business days.


                                   PROPOSAL 1
                               SECURITIES LENDING

     Each of the Developing Markets Fund, Small Cap Fund, International Fund, Growth Fund, Growth & Income Fund, Balanced Fund, and U.S. Government Fund currently has a fundamental investment policy that states "the Fund will not make loans except by purchasing publicly distributed debt securities such as bonds, debentures and similar securities". Each of the Bond Fund, Minnesota Fund, and Tax-Free Income Fund currently has a fundamental investment policy that states "the Fund will not make loans except by purchase of debt obligations (including repurchase agreements) in which it may invest consistent with its investment policies". The Money Market Fund currently has a fundamental investment policy that states "the Fund will not lend money to others except through the purchase of debt obligations (including repurchase agreements) of the type which the Fund is permitted to purchase". The proposed amendment to each Funds' fundamental investment policies will allow each Fund to lend its portfolio securities in an amount not to exceed 33 1/3% of its total net assets if such loans are secured by collateral equal to 100% of the value of the securities lent.

     The lending of portfolio securities to broker-dealers, banks, and other institutions may increase the average annual return to shareholders. Lending of portfolio securities also involves certain risks to a Fund. As with other extensions of credit, there are risks of delay in recovery of loaned securities, or even loss of rights in collateral pledged by the borrower, should the borrower fail financially. However, the Funds will only enter into loan agreements with broker-dealers, banks, and other institutions which the Adviser has determined are creditworthy. The Funds may also experience a loss if, upon the failure of a borrower to return loaned securities, the collateral is not sufficient in value or liquidity to cover the value of such loaned securities (including accrued interest thereon). However, the borrower will be required to pledge collateral which the custodian for a Fund's portfolio securities will take into possession before any securities are loaned. Additionally, the borrower may pledge only cash, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, certificate of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents as collateral. There will be a daily procedure to ensure that the pledged collateral is equal in value to at least 100% of the value of the securities loaned. Under such procedures, the value of the collateral pledged by the borrower as of any particular business day will be determined on the next succeeding business day. If such value is less than 100% of the value of the securities loaned, the borrower will be required to pledge additional collateral. The risks of borrower default (and the resultant risk of loss to a Fund) also are reduced by lending only securities for which a ready market exists. This will reduce the risk that the borrower will not be able to return such securities due to its inability to cover its obligation by purchasing such securities on the open market.

     To the extent that collateral is comprised of cash, the Fund will be able to invest such collateral only in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities and in certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents. If the Fund invests cash collateral in such securities, the Fund could experience a loss if the value of such securities declines below the value of the cash collateral pledged to secure the loaned securities. The amount of such loss would be the difference between the value of the collateral pledged by the borrower and the value of the securities in which the pledged collateral was invested.

     Although there can be no assurance that the risks described above will not adversely affect the Fund, the Board of Directors believes that the potential benefits that may accrue to a Fund as a consequence of the amendment will outweigh any such increase in risk.

     EACH FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO EACH FUND'S FUNDAMENTAL INVESTMENT POLICIES TO ALLOW EACH FUND TO LEND SECURITIES.


                                   PROPOSAL 2
                             ELECTION OF DIRECTORS

     It is intended that the enclosed Proxies will be voted for the election of the persons named below as directors for the applicable Funds unless such authority has been withheld in the respective Proxy. The term of office of each person elected to be a Fund Director will be until the next regular or special meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify. Pertinent information regarding each nominee is set forth below.

NAME (AGE) AND                      PRINCIPAL OCCUPATION DURING PAST 5 YEARS
BUSINESS ADDRESS                    (IN ADDITION TO SERVING AS A DIRECTOR OF THE FUNDS)

DIRECTORS OF ALL FUNDS
Eugene C. Sit (57) *                Chairman, CEO and CIO (Chief Investment Officer) of Sit Investment Associates, Inc.
4600 Norwest Center                 (the "Adviser"); Chairman and CEO of Sit/Kim International Investment Associates, Inc.
Minneapolis, MN                     (the "Sub-Adviser") sub-adviser for Developing Markets Fund and International Fund;
                                    Chairman of each Fund

William E. Frenzel (66) **          Senior  Visiting  Scholar at The Brookings  Institution;  formerly a Senior  Republican member
1775 Massachusetts Ave. NW          of Congress and a ranking Republican on the House Ways and Means Committee and Vice
Washington, D.C.                    Chairman of the House Budget Committee; Advisory Director of the Adviser; Director
                                    of the Sub-Adviser for Developing Markets Fund and International Fund

John E. Hulse (62)                  Director, Vice Chairman and Chief Financial Officer at Pacific Telesis Group until June
                                    1992; Trustee, Benild Religious & Charitable Trust; Trustee, Pacific Gas & Electric
                                    Nuclear Decommissioning Trust

Sidney L. Jones (60)                Adjunct Faculty, Center for Public Policy Education, The Brookings Institution; former
8505 Parliament Drive               Assistant Secretary for Economic Policy, United States Department of the Treasury
Potomac, MD

Peter L. Mitchelson (53) *          President  and  Director  of the  Adviser;  Executive  Vice  President  &  Director  of
4600 Norwest Center                 Sub-Adviser for Developing Markets Fund and International Fund; Vice Chairman of each Fund
Minneapolis, MN

Donald W. Phillips (47)             Executive Vice President of Equity Financial and Management Company; Chairman of
Two North Riverside Plaza           Equity  Institutional  Investors,  Inc.; Chief Investment  Officer of Ameritech,  Inc.,
Chicago, IL  60606                  Chicago, IL until 1990

DIRECTOR OF BOND FUNDS ONLY:

Michael C. Brilley (49) *           Senior Vice President of all Bond Funds; Senior Vice President and Senior Fixed Income
4600 Norwest Center                 Officer of Adviser
Minneapolis, MN

DIRECTOR EMERITUS

Melvin C. Bahle (76)                Financial consultant; director and/or officer of several companies, foundations and
#1 Muirfield Lane                   religious organizations; Vice President and Assistant to the Chairman of the Board
St. Louis, MO                       of Ralston Purina Company until February 1984.


* Directors who are "interested persons" of the Funds, as defined under the Investment Company Act of 1940, as amended. Each of said individuals are interested persons because they are officers, and in certain instances directors, of the Adviser and/or certain affiliates thereof.

** Director who may be deemed an "interested person" of the Funds (and who, therefore, is treated by the Funds as an interested person) because of his role as Advisory Director of the Adviser and a director of the sub-adviser for the Developing Markets Fund and International Fund.

     Mr. Bahle resigned from the Board of Directors of each Fund on July 28, 1995. Mr. Bahle has served as a Director since the inception of each Fund. He has agreed to continue his service to the Boards as Director Emeritus. On July 28, 1995, the Board of Directors of each Fund unanimously elected John E. Hulse to replace Mr. Bahle to serve as Director of each Fund.

     Mr. Phillips has been a director of the Growth Fund, Growth & Income Fund, U.S. Government Fund, Tax-Free Income Fund, and Money Market Fund since 1990, the International Fund since 1993, and since inception for all other Funds. Mr. Frenzel has been a director of the Small Cap Fund, Balanced Fund, Developing Markets Fund, International Fund, Bond Fund, and Minnesota Fund since inception and since 1992 for all other Funds. Dr. Jones was a director of the Growth Fund, Growth & Income Fund, U.S. Government Fund, Tax-Free Income Fund, and Money Market Fund from October, 1988 to July, 1989, and effective January 20, 1993 was reappointed to each Board, and has been a director of all other Funds since inception. Mr. Hulse has been a director of each Fund since July 28, 1995. All other directors have been directors since the inception of each applicable Fund.

     None of the persons named as nominees are directors of reporting companies except for the Funds. "Reporting companies" include companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

     The Funds do not have standing audit or nominating committees of the Board of Directors, or committees performing similar functions. There were four joint meetings of the Funds' Boards of Directors during their fiscal years ended March 31, 1995 for the Bond Funds and June 30, 1995 for the Stock Funds. Each of the nominees, except Mr. Hulse, attended all meetings. The following table sets forth the aggregate compensation received by each Director for services provided to each Fund during the most recently ended fiscal year of each Fund, as well as the total compensation received by each Director for services provided to the eleven funds of the SIT Mutual Fund Group (the "Fund Complex") during such periods. Directors who are officers of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table.

                          Aggregate      Pension or
                        Compensation     Retirement        Estimated           Total
                        For Services   Benefits Accrued     Annual         Compensation
                         Rendered to   As Part of Fund   Benefits Upon       From Fund
Director                  Each Fund       Expenses         Retirement         Complex

Melvin C. Bahle           $1,381.82         None              None            $15,200
William E. Frenzel         1,381.82         None              None             15,200
Sidney L. Jones            1,381.82         None              None             15,200
Donald W. Phillips         1,381.82         None              None             15,200


Pursuant to the advisory agreement with each Fund except the Growth Fund and the Growth & Income Fund, the Adviser pays all of the Funds' expenses including the compensation and expenses of the Directors (but excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The Growth Fund and the Growth & Income Fund bear certain expenses including Directors' fees, however, the Adviser is obligated to pay all expenses (but excluding stock transfer taxes, interest, and brokerage commissions) in any fiscal year which exceed certain limitations.

     In voting for directors, you must vote all of your shares noncumulatively. This means that the owners of a majority of each Fund's outstanding shares have the power to elect that Fund's entire Board of Directors. The vote of a majority of shares of each Fund represented at the meeting, provided at least a quorum (at least ten percent of the outstanding shares of Developing Markets Fund, Small Cap Fund, International Fund, Balanced Fund, Tax-Free Income Fund, Minnesota Fund, Bond Fund and at least a majority of the outstanding shares of each of the other Funds) is represented in person or by proxy, is sufficient for the election of the above nominees to each Fund's Board of Directors. By completing the Proxy, you give the proxy the right to vote for the persons named in the table above. If you elect to withhold authority for any individual nominee, you may do so by making an "X" in the box marked "FOR", and by striking a line through such nominee's name on the Proxy, as further explained on the Proxy itself.

     All of the nominees have agreed to serve as Directors of the applicable Fund or Funds. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the Proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of each nominee to serve as a director of the applicable Fund or Funds.

     EACH FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE PERSONS NAMED ABOVE AS DIRECTORS FOR THE APPLICABLE FUNDS.

                                   PROPOSAL 3
               RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS

     The 1940 Act provides that every registered investment company shall be audited at least once each year by independent auditors selected by a majority of the directors of the investment company who are not interested persons of the investment company. The 1940 Act requires that such selection be submitted for ratification or rejection by the shareholders at their next meeting following such selection.

     At a meeting held on July 28, 1995, the directors of the Funds selected KPMG Peat Marwick LLP to be each Fund's independent auditor for the fiscal year ending March 31, 1996 for the Fixed Income Funds and June 30, 1996 for the Equity Funds. Such firm has served as each Fund's independent auditor since each such Fund's inception. KPMG Peat Marwick LLP has no material direct or indirect financial interest in any of the Funds, other than the receipt of fees for services to the Funds.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting. Such representatives will be given the opportunity to make statements to shareholders if they so desire, and are expected to be available to respond to any questions which may arise at the meeting.

     The vote of a majority of the shares of each Fund represented at the meeting, provided at least a quorum (at least ten percent of the outstanding shares of International Growth Fund and at least a majority of the outstanding shares of each of the other Funds) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent auditors of each Fund. Unless otherwise instructed, the proxies will vote for the ratification of the selection of KPMG Peat Marwick LLP as each Fixed Income Fund's independent auditors for the fiscal year ending March 31, 1995 and each Equity Fund's independent auditors for the fiscal year ending June 30, 1995.

     EACH FUND'S BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS EACH FUND'S INDEPENDENT AUDITORS.


SHAREHOLDER PROPOSALS FOR 1996 MEETING

     No proposals were received from shareholders this year. Any shareholder proposal for consideration at the 1996 annual meeting, which will be held in October, 1996, must be received by the Funds in writing on or before June 1, 1996.

August 31, 1995

                                      By Order of the Board of Directors,


                                      Eugene C. Sit
                                      Chairman



                                     PROXY
                               SIT BALANCED FUND
              4600 NORWEST CENTER * MINNEAPOLIS, MINNESOTA 55402 *
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT BALANCED FUND

  The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson and Michael
J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT Balanced Fund (the "Fund"), held of record by the undersigned on August 28, 1995, at the annual meeting of shareholders of the Fund to be held on October 24, 1995, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1. SELECTION OF KPMG PEAT MARWICK to serve as the Fund's independent auditors for the fiscal year ending June 30, 1995.

                  ___ FOR   ___ AGAINST   ___ ABSTAIN

2. ELECTION OF DIRECTORS:

[ ]FOR ALL OF THE NOMINEES LISTED BELOW
   (except as marked to the contrary below)

[ ]WITHHOLD AUTHORITY
   to vote for all nominees listed below.

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below:

      Eugene C. Sit   William E. Frenzel   John E. Hulse   Sidney L. Jones
                   Donald W. Phillips    Peter L. Mitchelson

3. SELECTION OF KPMG PEAT MARWICK LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 1995.

                  ___ FOR   ___ AGAINST   ___ ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

               (continued and to be signed on the reverse side)

                          (continued from other side)

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

  PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                             DATED: ______________________, 1995

                                             ___________________________________
                                                         Signature
                                             ___________________________________
                                                  Signature if held jointly

                                             TO SAVE FURTHER SOLICITATION
                                             EXPENSE, PLEASE MARK, SIGN, DATE
                                             AND RETURN THIS PROXY CARD PROMPTLY
                                             USING THE ENCLOSED POSTAGE-PAID
                                             ENVELOPE.


                                     PROXY
                                 SIT BOND FUND
               4600 NORWEST CENTER * MINNEAPOLIS, MINNESOTA 55402 *
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT BOND
FUND

  The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson and Michael
J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT Bond Fund (the "Fund"), held of record by the undersigned on August 28, 1995, at the annual meeting of shareholders of the Fund to be held on October 24, 1995, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1. SECURITIES LENDING: Amend the Fund's fundamental investment policies to allow the Fund to lend Fund securities.

                  ___ FOR   ___ AGAINST   ___ ABSTAIN

2. ELECTION OF DIRECTORS:

[ ]FOR ALL OF THE NOMINEES LISTED BELOW
   (except as marked to the contrary below)

[ ]WITHHOLD AUTHORITY
   to vote for all nominees listed below.

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below:

    Eugene C. Sit   Michael C. Brilley   William E. Frenzel   John E. Hulse
           Sidney L. Jones   Peter L. Mitchelson   Donald W. Phillips

3. SELECTION OF KPMG PEAT MARWICK LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 1995.

                  ___ FOR   ___ AGAINST   ___ ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

               (continued and to be signed on the reverse side)

                          (continued from other side)

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

  PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                             DATED: ______________________, 1995

                                             ___________________________________
                                                          Signature
                                             ___________________________________
                                                   Signature if held jointly

                                             TO SAVE FURTHER SOLICITATION
                                             EXPENSE, PLEASE MARK, SIGN, DATE
                                             AND RETURN THIS PROXY CARD PROMPTLY
                                             USING THE ENCLOSED POSTAGE-PAID
                                             ENVELOPE.


                                     PROXY
                       SIT DEVELOPING MARKETS GROWTH FUND
              4600 NORWEST CENTER * MINNEAPOLIS, MINNESOTA 55402 *
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT DEVELOPING MARKETS GROWTH FUND

  The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson and Michael
J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT Developing Markets Growth Fund (the "Fund"), held of record by the undersigned on August 28, 1995, at the annual meeting of shareholders of the Fund to be held on October 24, 1995, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1. SECURITIES LENDING: Amend the Fund's fundamental investment policies to allow the Fund to lend Fund securities.

                  ___ FOR   ___ AGAINST   ___ ABSTAIN

2. ELECTION OF DIRECTORS:

[ ]FOR ALL OF THE NOMINEES LISTED BELOW
   (except as marked to the contrary below)

[ ]WITHHOLD AUTHORITY
   to vote for all nominees listed below.

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below:

      Eugene C. Sit   William E. Frenzel   John E. Hulse   Sidney L. Jones
                    Donald W. Phillips   Peter L. Mitchelson

3. SELECTION OF KPMG PEAT MARWICK LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 1995.

                  ___ FOR   ___ AGAINST   ___ ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

               (continued and to be signed on the reverse side)

                          (continued from other side)

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

  PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                             DATED: ______________________, 1995

                                             ___________________________________
                                                          Signature
                                             ___________________________________
                                                   Signature if held jointly

                                             TO SAVE FURTHER SOLICITATION
                                             EXPENSE, PLEASE MARK, SIGN, DATE
                                             AND RETURN THIS PROXY CARD PROMPTLY
                                             USING THE ENCLOSED POSTAGE-PAID
                                             ENVELOPE.



                                     PROXY
                   SIT U.S. GOVERNMENT SECURITIES FUND, INC.
              4600 NORWEST CENTER * MINNEAPOLIS, MINNESOTA 55402 *
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT U.S. GOVERNMENT SECURITIES FUND, INC.

  The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson and Michael
J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT U.S. Government Securities Fund, Inc. (the "Fund"), held of record by the undersigned on August 28, 1995, at the annual meeting of shareholders of the Fund to be held on October 24, 1995, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1. SECURITIES LENDING: Amend the Fund's fundamental investment policies to allow the Fund to lend Fund securities.

                  ___ FOR   ___ AGAINST   ___ ABSTAIN

2. ELECTION OF DIRECTORS:

[ ]FOR ALL OF THE NOMINEES LISTED BELOW
   (except as marked to the contrary below)

[ ]WITHHOLD AUTHORITY
   to vote for all nominees listed below.

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below:

    Eugene C. Sit   Michael C. Brilley   William E. Frenzel   John E. Hulse
           Sidney L. Jones   Peter L. Mitchelson   Donald W. Phillips

3. SELECTION OF KPMG PEAT MARWICK LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 1995.

                  ___ FOR   ___ AGAINST   ___ ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

               (continued and to be signed on the reverse side)

                          (continued from other side)

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

  PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                             DATED: ______________________, 1995

                                             ___________________________________
                                                           Signature
                                             ___________________________________
                                                   Signature if held jointly

                                             TO SAVE FURTHER SOLICITATION
                                             EXPENSE, PLEASE MARK, SIGN, DATE
                                             AND RETURN THIS PROXY CARD PROMPTLY
                                             USING THE ENCLOSED POSTAGE-PAID
                                             ENVELOPE.



                                     PROXY
                             SIT GROWTH FUND, INC.
              4600 NORWEST CENTER * MINNEAPOLIS, MINNESOTA 55402 *
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT GROWTH FUND, INC.

  The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson and Michael
J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT Growth Fund, Inc. (the "Fund"), held of record by the undersigned on August 28, 1995, at the annual meeting of shareholders of the Fund to be held on October 24, 1995, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1. SECURITIES LENDING: Amend the Fund's fundamental investment policies to allow the Fund to lend Fund securities.

                  ___ FOR   ___ AGAINST   ___ ABSTAIN

2. ELECTION OF DIRECTORS:

[ ]FOR ALL OF THE NOMINEES LISTED BELOW
   (except as marked to the contrary below)

[ ]WITHHOLD AUTHORITY
   to vote for all nominees listed below.

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below:

      Eugene C. Sit   William E. Frenzel  John E. Hulse   Sidney L. Jones
                    Peter L. Mitchelson   Donald W. Phillips

3. SELECTION OF KPMG PEAT MARWICK LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 1995.

                  ___ FOR   ___ AGAINST   ___ ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

               (continued and to be signed on the reverse side)

                          (continued from other side)

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

  PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                             DATED: ______________________, 1995

                                             ___________________________________
                                                           Signature
                                             ___________________________________
                                                   Signature if held jointly

                                             TO SAVE FURTHER SOLICITATION
                                             EXPENSE, PLEASE MARK, SIGN, DATE
                                             AND RETURN THIS PROXY CARD PROMPTLY
                                             USING THE ENCLOSED POSTAGE-PAID
                                             ENVELOPE.




                                     PROXY
                         SIT GROWTH & INCOME FUND, INC.
              4600 NORWEST CENTER * MINNEAPOLIS, MINNESOTA 55402 *
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT GROWTH & INCOME FUND, INC.

  The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson and Michael
J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT Growth & Income Fund, Inc. (the "Fund"), held of record by the undersigned on August 28, 1995, at the annual meeting of shareholders of the Fund to be held on October 24, 1995, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1. SECURITIES LENDING: Amend the Fund's fundamental investment policies to allow the Fund to lend Fund securities.

                  ___ FOR   ___ AGAINST   ___ ABSTAIN

2. ELECTION OF DIRECTORS:

[ ]FOR ALL OF THE NOMINEES LISTED BELOW
   (except as marked to the contrary below)

[ ]WITHHOLD AUTHORITY
   to vote for all nominees listed below.

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below:

      Eugene C. Sit   William E. Frenzel   John E. Hulse   Sidney L. Jones
                    Peter L. Mitchelson   Donald W. Phillips

3. SELECTION OF KPMG PEAT MARWICK LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 1995.

                  ___ FOR   ___ AGAINST   ___ ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

               (continued and to be signed on the reverse side)

                          (continued from other side)

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

  PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                             DATED: ______________________, 1995

                                             ___________________________________
                                                           Signature
                                             ___________________________________
                                                   Signature if held jointly

                                             TO SAVE FURTHER SOLICITATION
                                             EXPENSE, PLEASE MARK, SIGN, DATE
                                             AND RETURN THIS PROXY CARD PROMPTLY
                                             USING THE ENCLOSED POSTAGE-PAID
                                             ENVELOPE.




                                     PROXY
                         SIT INTERNATIONAL GROWTH FUND
              4600 NORWEST CENTER * MINNEAPOLIS, MINNESOTA 55402 *
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT INTERNATIONAL GROWTH FUND

  The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson and Michael
J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT International Growth Fund (the "Fund"), held of record by the undersigned on August 28, 1995, at the annual meeting of shareholders of the Fund to be held on October 24, 1995, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1. SECURITIES LENDING: Amend the Fund's fundamental investment policies to allow the Fund to lend Fund securities.

                  ___ FOR   ___ AGAINST   ___ ABSTAIN

2. ELECTION OF DIRECTORS:

[ ]FOR ALL OF THE NOMINEES LISTED BELOW
   (except as marked to the contrary below)

[ ]WITHHOLD AUTHORITY
   to vote for all nominees listed below.

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below:

      Eugene C. Sit   William E. Frenzel   John E. Hulse   Sidney L. Jones
                   Donald W. Phillips   Peter L. Mitchelson

3. SELECTION OF KPMG PEAT MARWICK LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 1995.

                  ___ FOR   ___ AGAINST   ___ ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

               (continued and to be signed on the reverse side)

                          (continued from other side)

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

  PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                             DATED: ______________________, 1995

                                             ___________________________________
                                                          Signature
                                             ___________________________________
                                                   Signature if held jointly

                                             TO SAVE FURTHER SOLICITATION
                                             EXPENSE, PLEASE MARK, SIGN, DATE
                                             AND RETURN THIS PROXY CARD PROMPTLY
                                             USING THE ENCLOSED POSTAGE-PAID
                                             ENVELOPE.




                                     PROXY
                       SIT MINNESOTA TAX-FREE INCOME FUND
              4600 NORWEST CENTER * MINNEAPOLIS, MINNESOTA 55402 *
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MINNESOTA TAX-FREE INCOME FUND

  The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson and Michael
J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT Minnesota Tax-Free Income Fund (the "Fund"), held of record by the undersigned on August 28, 1995, at the annual meeting of shareholders of the Fund to be held on October 24, 1995, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1. SECURITIES LENDING: Amend the Fund's fundamental investment policies to allow the Fund to lend Fund securities.

                  ___ FOR   ___ AGAINST   ___ ABSTAIN

2. ELECTION OF DIRECTORS:

[ ]FOR ALL OF THE NOMINEES LISTED BELOW
   (except as marked to the contrary below)

[ ]WITHHOLD AUTHORITY
   to vote for all nominees listed below.

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below:

    Eugene C. Sit   Michael C. Brilley   William E. Frenzel   John E. Hulse
           Sidney L. Jones   Peter L. Mitchelson   Donald W. Phillips

3. SELECTION OF KPMG PEAT MARWICK LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 1995.

                  ___ FOR   ___ AGAINST   ___ ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

               (continued and to be signed on the reverse side)

                          (continued from other side)

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

  PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                             DATED: ______________________, 1995

                                             ___________________________________
                                                           Signature
                                             ___________________________________
                                                   Signature if held jointly

                                             TO SAVE FURTHER SOLICITATION
                                             EXPENSE, PLEASE MARK, SIGN, DATE
                                             AND RETURN THIS PROXY CARD PROMPTLY
                                             USING THE ENCLOSED POSTAGE-PAID
                                             ENVELOPE.




                                     PROXY
                          SIT MONEY MARKET FUND, INC.
              4600 NORWEST CENTER * MINNEAPOLIS, MINNESOTA 55402 *
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MONEY MARKET FUND, INC.

  The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson and Michael
J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT Money Market Fund, Inc. (the "Fund"), held of record by the undersigned on August 28, 1995, at the annual meeting of shareholders of the Fund to be held on October 24, 1995, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1. SECURITIES LENDING: Amend the Fund's fundamental investment policies to allow the Fund to lend Fund securities.

                  ___ FOR   ___ AGAINST   ___ ABSTAIN

2. ELECTION OF DIRECTORS:

[ ]FOR ALL OF THE NOMINEES LISTED BELOW
   (except as marked to the contrary below)

[ ]WITHHOLD AUTHORITY
   to vote for all nominees listed below.

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below:

    Eugene C. Sit   Michael C. Brilley   William E. Frenzel   John E. Hulse
           Sidney L. Jones   Peter L. Mitchelson   Donald W. Phillips

3. SELECTION OF KPMG PEAT MARWICK LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 1995.

                  ___ FOR   ___ AGAINST   ___ ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

               (continued and to be signed on the reverse side)

                          (continued from other side)

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

  PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                             DATED: ______________________, 1995

                                             ___________________________________
                                                           Signature
                                             ___________________________________
                                                   Signature if held jointly

                                             TO SAVE FURTHER SOLICITATION
                                             EXPENSE, PLEASE MARK, SIGN, DATE
                                             AND RETURN THIS PROXY CARD PROMPTLY
                                             USING THE ENCLOSED POSTAGE-PAID
                                             ENVELOPE.




                                     PROXY
                           SIT SMALL CAP GROWTH FUND
              4600 NORWEST CENTER * MINNEAPOLIS, MINNESOTA 55402 *
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT SMALL CAP GROWTH FUND

  The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson and Michael
J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT Small Cap Growth Fund (the "Fund"), held of record by the undersigned on August 28, 1995, at the annual meeting of shareholders of the Fund to be held on October 24, 1995, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1. SECURITIES LENDING: Amend the Fund's fundamental investment policies to allow the Fund to lend Fund securities.

                  ___ FOR   ___ AGAINST   ___ ABSTAIN

2. ELECTION OF DIRECTORS:

[ ]FOR ALL OF THE NOMINEES LISTED BELOW
   (except as marked to the contrary below)

[ ]WITHHOLD AUTHORITY
   to vote for all nominees listed below.

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below:

      Eugene C. Sit   William E. Frenzel   John E. Hulse   Sidney L. Jones
                    Donald W. Phillips   Peter L. Mitchelson

3. SELECTION OF KPMG PEAT MARWICK LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 1995.

                  ___ FOR   ___ AGAINST   ___ ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

               (continued and to be signed on the reverse side)

                          (continued from other side)

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

  PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                             DATED: ______________________, 1995

                                             ___________________________________
                                                           Signature
                                             ___________________________________
                                                   Signature if held jointly

                                             TO SAVE FURTHER SOLICITATION
                                             EXPENSE, PLEASE MARK, SIGN, DATE
                                             AND RETURN THIS PROXY CARD PROMPTLY
                                             USING THE ENCLOSED POSTAGE-PAID
                                             ENVELOPE.



                                     PROXY
                            SIT TAX-FREE INCOME FUND
              4600 NORWEST CENTER * MINNEAPOLIS, MINNESOTA 55402 *
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT TAX-FREE INCOME FUND

  The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson and Michael
J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of SIT Tax-Free Income Fund (the "Fund"), held of record by the undersigned on August 28, 1995, at the annual meeting of shareholders of the Fund to be held on October 24, 1995, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1. SECURITIES LENDING: Amend the Fund's fundamental investment policies to allow the Fund to lend Fund securities.

                  ___ FOR   ___ AGAINST   ___ ABSTAIN

2. ELECTION OF DIRECTORS:

[ ]FOR ALL OF THE NOMINEES LISTED BELOW
   (except as marked to the contrary below)

[ ]WITHHOLD AUTHORITY
   to vote for all nominees listed below.

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below:

    Eugene C. Sit   Michael C. Brilley   William E. Frenzel   John E. Hulse
           Sidney L. Jones   Peter L. Mitchelson   Donald W. Phillips

3. SELECTION OF KPMG PEAT MARWICK LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 1995.

                  ___ FOR   ___ AGAINST   ___ ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

               (continued and to be signed on the reverse side)

                          (continued from other side)

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

  PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                             DATED: ______________________, 1995

                                             ___________________________________
                                                           Signature
                                             ___________________________________
                                                   Signature if held jointly

                                             TO SAVE FURTHER SOLICITATION
                                             EXPENSE, PLEASE MARK, SIGN, DATE
                                             AND RETURN THIS PROXY CARD PROMPTLY
                                             USING THE ENCLOSED POSTAGE-PAID
                                             ENVELOPE.